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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest event reported): APRIL 25, 2003
                                                          --------------



                              E COM VENTURES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         FLORIDA                  0-19714                    65-0977964
         -------                  -------                    ----------
(State of Incorporation) (Commission File Number) (IRS Employer Identification
                                                                 No.)



                   11701 N.W. 101ST ROAD, MIAMI, FLORIDA 33178
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (305) 889-1531
                                                           --------------




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Item 9.  Regulation  FD  Disclosure  (Information  furnished  in this  Item 9 is furnished under Item 12).

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition" of Form 8-K.

On April 25, 2003, E Com Ventures, Inc. announced its financial results for the fiscal year ended February 1, 2003. A copy of E Com Venture Inc.'s press release announcing these financial results is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.


         Exhibit No.      Description
         -----------      -----------

         99.1             Press Release dated April 25, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 25th day of April 2003.


                                                 E COM VENTURES, INC.



                                                 By: /s/ A. Mark Young
                                                    -------------------------
                                                     A. Mark Young
                                                     Chief Financial Officer



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